Exhibit 99.1

November 2014

This presentation may contain forward - looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding the plans, objectives and future financial performance of ScripsAmerica, constitute forward - looking statements which involve risks and uncertainties. The Company’s actual results may differ materially from those anticipated in these forward - looking statements based upon a number of factors, including anticipated operating losses, uncertainties associated with research, development, testing and related regulatory approvals, unproven markets, future capital needs and uncertainty of additional financing, competition, uncertainties associated with intellectual property, complex manufacturing, high quality requirements, dependence on third - party manufacturers, suppliers and collaborators, lack of sales and marketing experience, loss of key personnel, uncertainties associated with market acceptance and adequacy of reimbursement, technological change, and government regulation. For a more detailed description of the risk factors associated with the Company, please refer to the Company’s periodic reports filed with the U.S. Securities and Exchange Commission from time to time, including its Annual Report on Form 10 - K for the year ended December 31, 2013. Undue reliance should not be placed on any forward - looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update any forward - looking information contained in this presentation. S afe H arbor S tatement

Robert Schneiderman, CEO & Founding Partner » Numerous marketing and consulting projects, including projects that resulted in expanding client customer base via product development and placement into mass retail, as well as marketing program development. » Implemented marketing strategies, developed advertising - media programs, structured operational systems, expanded marketing channels, liaison between marketing channels - services and clients, successfully negotiated multi - million dollar contracts. » Served as CEO for 32 years for prominent Philadelphia recruiting firm. » Prior President and committee chair for community service and non - profit organizations. Jeffrey Andrews, CFO » Creative, results - oriented problem solver with a C.P.A. and background in financial accounting. » Served companies in the manufacturing, distribution, technology, consulting, construction, and service industries, including ser vice as: x CFO - Global Resource Corporation, Judge Information Management Solutions, and The Judge Group x Controller - Encapsulation Systems, Goodwin Pumps of America, Morris Wheeler & Co., and Mater Burt Co. x Audit Manager - Stockton Bates/Gold & Co., C.P.A. x Manager - Ernst & Young’s Special Services Group S crips A merica - L eadership

Peter W. Megill, Corporate Controller

Pete is a CPA with over 25 years of experience in both private and public accounting. He has extensive experience in a broad range of industries, including pharmaceuticals, consumer products and manufacturing. He has over 15 years working for pharmaceuticals and consumer product companies such as Pfizer, Warner-Lambert and Johnson & Johnson. His experience includes Brand P & L responsibilities, coordinating, consolidating and reporting actual and budget results for a $1 billion consumer health care products division.
He also has extensive financial statement preparation experience, along with the footnotes, provided technical expertise on various accounting issues and prepared financial strategies and plan targets as a consultant for various clients.
He has prepared Sarbanes-Oxley process documentation, responsibilities included the identification of a company's key internal controls, developing testing requirements and identifying any gaps and providing suggestions for remediation action.

Chad Beene, National Sales Manager

Strategic Market Planning, Account Management, New Product Design & Development, Sales Team Training & Management, Complex Negotiations & Sales Cycles, Territory Startup & Turnaround, Strategic Partnership Building, Revenue Growth.
Highly accomplished and results driven professional with over 20 years of experience and record breaking performance while driving new business development through key accounts, sales, strategic partnerships and dealer relations to increase revenue. Articulate, advanced communicator, listener and cultivator of key relationships with all levels of personnel, clients, businesses, and executive managers. Exceptionally high energy individual skilled with superior interpersonal skills necessary to develop, maintain and retain the luxury segment of the market. Recognized for professionalism, positive mental attitude and commitment to excellence.

Adam Brosius, Director Business Development

Twenty five year history of writing Sales and Marketing plans for both public and non public companies. Personally and successfully increased the sales revenues and profits for many small to midcap business over the same time period. Successful track record of implementing and building sales strategies that include distribution and direct sales for multiple international businesses.
Long history of evaluating and completing complex mergers and acquisitions involving multiple partners and organizations in the pharmaceutical and tech industries. Familiar with the Investor Relations field when dealing with a public company.

Low - cost marketing, sales, and distribution capabilities of Rx and OTC drugs. Current and previous distribution networks include: U S Government Dept. of Defence Mass Merchants Supermarkets Chain Drug Stores Independent Drug Stores Hospitals Long Term Care HMO’s Home Health Care Clinics PBMs Strong relationships across the entire drug distribution chain, from the wholesalers and manufacturers to end distribution outlets, achieving minimum turn - around time and maximizing product shelf - life. Our competitive pricing, client retention rates and strong relationships throughout the distribution chain have positioned us to efficiently acquire clients and provide competitive service in an increasingly complex marketplace. S crips A merica, I nc. ( O TCQB: SCRC)

» Market Cap $15.01M 156 Shareholders » 136,997,156 Shares Outstanding 250,000,000 Authorized 10 Shareholders Own 70Mil+ Shares » Preferred Convertible Debt $1.01M - Held by Board Member, Convertible into 5,996,211shares » Convertible Debt $ 800,000 » Other Debt $251,478, Unsecured, Non Convertible, Paid Monthly Until 2016 - Held by Board Member S crips A merica T oday

Scrips America H istorical & O utlook T hrough 2 015 2010 2011 2012 2013 2014 est 2015 est SALES $3.2 M $5.9 M +84% $3.9 M* - 34% $7.6 M +95% $30.5 M +302% $63.3 M +108% INCOME BEFORE NON RECURRING CHARGES $487,022 $757,440 $270,838 ($667,129) $2.7 M $8.6 M +219% NET INCOME *Due to discontinuation of McKesson business $1.6 M $7.6 M +323%

O PPORTUNITIES MAIN AVENUE PHARMACY COMPOUNDING PHARMACY PARTNERSHIPS DISTRIBUTION FACILITY - PIMD INDEPENDENT PHARMACY SUPPLIER - WHOLESALE Rx DIABETES PATIENT DISTRIBUTION PHYSICIAN DISPENSING SUPPLY RAPIMED CHINA DISTRIBUTION – FORBES JOINT VENTURE

Scrips Pharmacy produces its custom compounds for pain management therapy and scar treatment at its New Jersey pharmacy location. The New Jersey facility has the capability of handling hundreds of compounding prescriptions per month . We are currently DEA approved and licensed in 7 states for distribution M ain A venue P harmacy Compounding is the mixing of drugs by a compounding pharmacist to fit the unique needs of a patient. Scrips Pharmacy provides customized compounds for pain management, scars and much, much more. Many physicians are concerned about prescribing oral controlled narcotic pain medication such as Oxycontin or Vicodin to their patients and are looking for an alternative delivery system . Using only FDA approved medications, Scrips has developed a series of topical ointments, in different strengths, that provide the pain relief doctors seek .

Compounding Benefits: ▪ Non Addicting ▪ Effective for neuropathic pain. ▪ Non - steroidal anti - inflammatory. ▪ Produces a heating sensation that interferes with neurotransmitter. ▪ Stimulates circulation and causes a cool and soothing effect. ▪ Gel based for maximized absorption M ain A venue P harmacy

▪ Direct delivery to site of pain, Oral medications affect the entire body. ▪ Low risk of dependency/abuse ▪ Customized treatment plans for patients with allergies or unique healthcare goals ▪ Proven solution as a replacement for oral medications in many instances ▪ Fewer side effects compared to oral medications

▪ Gives physicians an alternative treatment option and limits liability ▪ Minimal systemic effects, limiting damage to organ systems ▪ Decreased risk of drug - to - drug interactions

▪ National Survey: Topical Prescription Creams Reduce Pain in Five of Every Six Chronic Pain Patients, Without Need for Opioids or Other Narcotics ▪ See more at: http://globenewswire.com/news - release/2013/11/11/588697/10057195/en/National - Survey - Topical - Prescription - Creams - Reduce - Pain - in - Five - of - Every - Six - Chronic - Pain - Patients - Without - Need - for - Opioids - or - Other - Narcotics.html#sthash.UIv1Yuxx.dpuf ▪ We provide patient follow ups for the doctor – point of contact for any issues ▪ 24 - 48 hour turnaround – overnight shipping directly to patient ▪ We accept most commercial health insurance plans. We accept many non - Medicare and non - Medicaid plans such as Blue Cross - Blue Shield, American Health Care, Express Scripts, GEHA, Health Net, HealthTrans, PacifiCare, CIGNA, CMSP, Medco, Tricare, Trustmark, Unicare, United, and many others. Unlike other pain treatments and remedies, many insurance plans WILL cover compounded pain reducing creams. Co pays may apply, but out of pocket costs may be substantially less than most other therapies

C ase S tudies http://globenewswire.com/news - release/2013/11/11/588697/10057195/en/National - Survey - Topical - Prescription - Creams - Reduce - Pain - in - Five - of - Every - Six - Chronic - Pain - Patients - Without - Need - for - Opioids - or - Other - Narcotics.html http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3048583/ http://www.mayoclinic.org/diseases - conditions/osteoarthritis/in - depth/pain - medications/art - 20045899?pg=2 http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3401865/

Feb 12 thru June 30, 2014 est Q3 2014 est YTD Sept 30 th est Revenue 4,117,169 12,571,225 16,688,394 Cost Of Goods 423,584 1,094,272 1,157,856 Selling Expenses 3,134,029 9,310,994 12,445,023 Gross Profit 559,556 2,365,959 2,925,515 Total G&A 46,087 132,254 178,341 Interest Expense 8,296 33,668 41,964 Net Profit 505,173 2,000,037 2,505,210 M ain A venue F inancials

ScripsAmerica has partnered with 4 additional pharmacies PIMD will distribute/supply raw materials to these pharmacies These additions will add 14 more states into which compounding prescriptions can be distributed The relationships require no additional capital investment by ScripsAmerica C ompounding P harmacy P artnerships

ODT market growth projections: 12 - 15% per year until 2015 The ODT market is one of the fastest growing sectors of the drug delivery market, with industry experts projecting a 12 - 15% annual growth rate for the next several years. Based on upward global growth trends of the past decade, the ODT market could produce revenues of $13 billion by 2015. Growth is fueled by patient demand, with recent market studies indicating that more than half of the patients prefer ODTs to other dosage forms and most consumers would ask their doctors for ODTs (70%), purchase ODTs (70%), or prefer ODTs to regular tablets or liquids (80%). Patients like ODTs because they are easy to swallow and convenient Orally dissolving tablets have emerged as a patient - friendly, convenient method of administering medications. In addition to adults, the fast dissolving tablet market will prove particularly applicable to children and the elderly and anyone else who has trouble swallowing regular pills, tablets, or capsules; for example patients whose swallowing is compromised as a clinical symptom of disease. Other groups who benefit from this dosing form include the mentally ill, developmentally disabled, and uncooperative patients. ODTs can also be used in the field, for example in combat zones or for relief efforts following natural disasters, where clean sources of water may be unavailable and rapid onset of action is desirable. As an ODT contract developer, ScripsAmerica’s initial focus will be on analgesics ScripsAmerica’s initial focus will be on a Pediatric analgesic 80mg and 160mg orally disintegrating rapid dissolve tablets, which are currently under development with a market rollout scheduled for 2014. The 80mg dosing strength will be particularly applicable to children to solve common overdosing or under dosing issues that 2 - 11 - year - olds tend to experience when taking pain relievers or fever reducers in doses intended for adults. O ral D elivery T echnology

R APIMED O ral D elivery T echnology Rapid Release Fast Dissolving Tablets » High Profit Margins » Dissolves In Mouth In 25 - 35 Seconds » Fruit Flavors - Wild Cherry, Wild Grape » Faster Absorption Into System » Overcomes Objection To Taking Pills

» Children’s 2 - 11 Year Old Market Target » Highest Quality Ingredients » Over The Counter Product » Manufactured in the USA » Contract with Forbes for Distribution in China R APIMED O ral D elivery T echnology

Forbes And– China/ Hong Kong

- Forbes, based in Shenzhen, China, will actively arrange a marketing and supply distribution operation of RapiMed(R) throughout China.

- It has already identified over 300 pharmacies and hospitals for potential distribution of RapiMed(R).

- ScripsAmerica and Forbes will coordinate to strategically develop additional product lines for China utilizing our RapiMed(R) fast melt technology, including pharmaceuticals and vitamins, as well as general health products.

- China represents a very fertile market for RapiMed(R).


CHINA
Tibet
Shanghai
Guangzhou
Tianjin
Taiwan
Taipei
Hong Kong
Macau
Hainan
Mongolia
Inner Mongolia
Great Wall
Yellow River
Pacific Ocean
South China Sea
N. Korea
Russia
Kazakhstan
India
Myanmar
Vietnam
Key
Water
River
Great Wall
City
Country border
N
S
W
E

O ral D elivery T echnology B eyond C urrent P roduct Other Formulations In Pipeline To Treat: » Vitamins » Sleep Deprivation » Allergies » Migraines

PIMD International, LLC is a prescription drug and OTC branded products wholesaler located in Miami, FL. With a DEA license and state licenses to distribute into 11 states Medication wholesaler to various customers – pharmacies, hospitals, and physician offices. Service clients with medical supplies for all health care settings, which will be available for online shopping on PIMD's website www.pimdintl.com Provides customer access to medications where there are shortages and customer inventories are below manufacturer allocation requirements. PIMD will provide high quality customer service to retain its customers and continue to grow its customer network. P IMD - P hysician's R x S upplier

Wholesale Rx – Independent Pharmacy Supplier

- **Problem:** Small chains and individual pharmacies unable to fill customer prescriptions when the Rx calls for controlled substances.
- To secure these substances the product manufacturers impose minimum order quantities far beyond the needs of the smaller operations.

- **Solution:** WholesaleRx – A DEA and State licensed business that represents up to 300 such independent operations.

- ScripsAmerica has partnered with Wholesale Rx and more recently, has secured a 14% ownership interest in that company, entitling ScripsAmerica to a 14% share of its gross, profit.

Scrips will order the goods from the manufacturers and ship them to Wholesale Rx, who will store and distribute controlled substances. Wholesale Rx will ship the products to the pharmacies in the same bottles received by the manufacturer – pick - n - pack operation. COD and credit card payment will eliminate any accounts receivable issues. This is the ONLY way these independents can obtain these controlled pharmaceuticals. Scrips will begin with 35 - 50 pharmacies and within 12 months anticipates it will service the entire operator network. Estimate $1M in sales the first 12 months W holesale R x C ontinued

3 mos ending Sept 30 , 2014 est 3 mos ending Sept 30, 2013 9 mos ending Sept 30, 2014 est 9 mos ending Sept 30, 2013 Net Revenues 13,010,413 73,267 17,534,993 452,268 Cost of Goods 1,212,366 30,6001 1,816,048 424,485 Gross Profit 11,798,047 42,667 15,718,945 27,783 Total Operating Expenses 9,942,166 2,622,220 14,798,262 6,093,318 Net Income 1,855,881 (2,579,553) 920,683 (6,065,535) Other Income (145,424) 257,789 (1,122,605) (1,867,681) Net Income 1,718,528 (2,342,626) (149,973) (8,004,796) S CRIPS A MERIC A F INA N CIAL S

September 30, December 31, 2014 est 2013 ASSETS Current Assets Cash $ 1,200,099 $ 47,293 Accounts receivable trade, net of allowance of $317,025 2,788,220 - Receivable - contract packager, net of allowance of $108,422 and $408,150, respectively 1,120,231 1,088,598 Receivable - commissions WholeSaleRx 64,562 24,223 Inventory 728,164 - Intangible asset, net 4,000 - Prepaid expenses and other current assets 114,565 329,673 Total Current Assets 6,219,841 1,489,787 Property and Equipment, net 58,532 - Other Assets Investments 278,265 276,956 Goodwill 538,000 - Other Assets 14,720 14,720 830,985 291,676 TOTAL ASSETS $ 6,909,358 $ 1,781,463 B alance S heet

LIABILITIES AND STOCKHOLDERS' DEFICIT Current Liabilities Line of credit $ - $ 99,222 Accounts payable and accrued expenses 2,475,221 226,570 Purchase order financing - related party 1,020,096 1,037,494 Term loans payable 407,379 - Term loan payable - related party 100,746 - Royalty payable 44,579 - Royalty payable - related party 18,149 5,302 Stock to be issued - 273,947 Current portion of long - term debt - related party 131,053 122,529 Convertible notes payable - net of discount $259,396 respectively 289,839 Derivative liability - 1,133,393 Total Current Liabilities 4,197,223 3,188,296 Non - Current Liabilities Preferred stock dividends payable 250,320 187,740 Convertible notes payable - related parties 106,109 120,738 Convertible notes payable - net of discounts $0 and $168,273 respectively 548,231 628,795 Long - term debt, less current portion - related party 130,904 230,287 Total Non - Current Liabilities 1,035,564 1,167,560 Total Liabilities 5,232,787 4,355,856

Commitments and Contingencies Series A Convertible preferred stock - $.001 par value; 10,000,000 shares authorized, 2,990,252 issued and outstanding 1,043,000 # 1,043,000 Stockholders' Equity (Deficit) Common stock - $0.001 par value; 250,000,000 shares authorized; 136,166,625 and 91,792,839 shares issued and outstanding as of September 30, 2014 and December 31, 2013, respectively 136,166 91,794 Additional paid - in capital 14,831,788 10,046,457 Accumulated deficit (13,959,015) (13,609,078) . . Total Stockholders' Equity (Deficit) of ScripsAmerica, Inc. 1,208,939 (3,470,827) Deficit Attributed to Noncontrolling interest (375,368) (146,566) Total Stockholders' Equity (Deficit) 833,571 (3,617,393) TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) $ 6,909,358 $ 1,781,463

» Expand the Compounding Rx Business - Add new Products and Formulations Launch RapiMeds in China ,U.S., Europe, Latin America, and Africa Uplist to Major Exchange Eliminate Convertible Notes Cash Flow Positive Other Formulations of the Oral Delivery Technology Strategic Acquisitions Manufacturing Scrips America – G oals f or N ext 6 t o 1 8 M onths

CONTACT INFORMATION

www.scripsamerica.com

www.rapimeds.com

Robert Schneiderman, CEO
800-957-7622 ext 101
bob@scripsamerica.com

Jeffrey J. Andrews, CFO
800-957-7622 ext 102
Jeff@scripsamerica.com